Exhibit 99.1
STONEPEAK CATARINA HOLDINGS LLC
By: STONEPEAK TEXAS MIDSTREAM HOLDCO LLC, its managing member
By: STONEPEAK CATARINA UPPER HOLDINGS LLC, its majority owner member
By: STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP, its managing member
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS HOLDINGS LP, its managing member
By: STONEPEAK GP INVESTORS UPPER HOLDINGS LP, its general partner
By: STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Chairman, Chief Executive Officer, and Co-Founder
Date: 11/02/2023

STONEPEAK TEXAS MIDSTREAM HOLDCO LLC
By: STONEPEAK CATARINA UPPER HOLDINGS LLC, its majority owner member
By: STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP, its managing member
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS HOLDINGS LP, its managing member
By: STONEPEAK GP INVESTORS UPPER HOLDINGS LP, its general partner
By: STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Chairman, Chief Executive Officer, and Co-Founder
Date: 11/02/2023

STONEPEAK CATARINA UPPER HOLDINGS LLC
By: STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP, its managing member
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS HOLDINGS LP, its managing member
By: STONEPEAK GP INVESTORS UPPER HOLDINGS LP, its general partner
By: STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Chairman, Chief Executive Officer, and Co-Founder
Date: 11/02/2023
STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS HOLDINGS LP, its managing member
By: STONEPEAK GP INVESTORS UPPER HOLDINGS LP, its general partner
By: STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Chairman, Chief Executive Officer, and Co-Founder
Date: 11/02/2023

STONEPEAK ASSOCIATES LLC
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS HOLDINGS LP, its managing member
By: STONEPEAK GP INVESTORS UPPER HOLDINGS LP, its general partner
By: STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Chairman, Chief Executive Officer, and Co-Founder
Date: 11/02/2023